                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 19, 1999
                                                          ----------------


                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          WASHINGTON                   333-26649               91-167-1412
          ----------                   ---------               -----------
 (State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)            Identification No.)


          1191 Second Avenue, Suite 1600, Seattle, WA            98101
          -------------------------------------------            -----
           (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (206) 749-8000
                                                           --------------

ITEM 5.

       David E. Rostov, Vice President and Chief Financial Officer of Nextel International, Inc. (the "Company"), will be leaving the Company by the end of January to pursue other business opportunities. Mr. Rostov has served as the Company's Chief Financial Officer since joining the company in January 1996. Byron R. Siliezar, the Company's Vice President and Controller, will assume the position of Chief Financial Officer of the Company effective as of the date of Mr. Rostov's departure. Mr. Siliezar will continue in his role as Controller while the Company conducts a search for a new Controller. Mr. Siliezar joined the Company as Vice President and Controller in July 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 19, 1999               NEXTEL INTERNATIONAL, INC.
       ----------------


                                      By: /S/ Heng-Pin Kiang
                                         ---------------------------------------
                                              Heng-Pin Kiang
                                              Vice President and General Counsel